UNITED STATES                      OMB APPROVAL
              SECURITIES AND EXCHANGE COMMISSION     OMB Number:   3235 -0307
                      Washington, D.C. 20549         Expires:    August 31, 2007
                                                     Estimated average burden
                                                     hours per response...427.09

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [  ]
Pre-Effective Amendment No. _____                                       [  ]
Post-Effective Amendment No.    30
                            ---------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [  ]
       Amendment No.    31                                              [  ]
                    ---------
                        (Check appropriate box or boxes)

            BARON INVESTMENT FUNDS TRUST f/k/a BARON ASSET FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               767 Fifth Avenue, 49th fl, New York, NY 10153
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code    212-583-2000
                                                  ------------------------------

              Linda S. Martinson, Vice President and General Counsel
c/o Baron Investment Funds Trust, 767 Fifth Avenue, 49th fl, New York, NY 10153
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering
                                            ------------------------------------

It is proposed that this filing will become effective (check appropriate box)
   [X]   immediately upon filing pursuant to paragraph (b)
   [ ]   on (date) pursuant to paragraph (b)
   [ ]   60 days after filing pursuant to paragraph (a)(1)
   [ ]   on (date) pursuant to paragraph (a)(1)
   [ ]   75 days after filing pursuant to paragraph (a)(2)
   [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

     Form N-1A is to be used by open-end management investment companies, except insurance company separate accounts and small business investment companies licensed under the United States Small Business Administration, to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933. The Commission has designed Form N-1A to provide investors with information that will assist them in making a decision about investing in an investment company eligible to use the Form. The Commission also may use the information provided on Form N-1A in its regulatory, disclosure review, inspection, and policy making roles.

       POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

     A Registrant is required to disclose the information specified by Form N-1A, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-1A unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-6009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Sec. 3507.


SEC 2052 (09-04)

SEC file number: 811-5032

                                                            JANUARY 27, 2005





                          P  R  O  S  P  E  C  T  U  S








                               [REGISTERED LOGO]
                                   B A R O N
                                   F U N D S


















                                     > BARON ASSET FUND

                                     > BARON GROWTH FUND

                                     > BARON SMALL CAP FUND

                                     > BARON iOPPORTUNITY FUND

                                     > BARON FIFTH AVENUE GROWTH FUND

                               [PHOTOGRAPHS]

BARON ASSET FUND
BARON GROWTH FUND*
BARON SMALL CAP FUND*
BARON iOPPORTUNITY FUND
BARON FIFTH AVENUE GROWTH FUND
767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100















This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

January 27, 2005

---------------

* Baron Growth Fund and Baron Small Cap Fund are closed to new investors. Please see "Closed Funds" on page 19 for more information.


                                                                 PROSPECTUS o 1

TABLE OF CONTENTS

--------------------------------------------------------------------------------
      INFORMATION ABOUT
      THE FUNDS
         Investment Goals and Strategies . . . . . . . . . . . . . . . . . . . 3
         Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
         Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . .11
         Other Investment Strategies . . . . . . . . . . . . . . . . . . . . .14
         Management of the Funds . . . . . . . . . . . . . . . . . . . . . . .16
--------------------------------------------------------------------------------
      INFORMATION
      ABOUT YOUR
      INVESTMENT
         How Your Shares are Priced  . . . . . . . . . . . . . . . . . . . . .18
         How to Purchase Shares  . . . . . . . . . . . . . . . . . . . . . . .19
         How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . .23
         How to Exchange Shares  . . . . . . . . . . . . . . . . . . . . . . .25
         Special Information about The Baron Funds
           Website . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
         Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . .27
         General Information . . . . . . . . . . . . . . . . . . . . . . . . .28
--------------------------------------------------------------------------------
MORE  INFORMATION
         Back Cover



2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS
INVESTMENT GOALS AND STRATEGIES
WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?


BARON ASSET FUND         capital appreciation through long-term investments in
                         securities of small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH FUND        capital appreciation through long-term investments
Closed to New Investors  primarily in the securities of small growth companies

BARON SMALL CAP FUND     capital appreciation through investments primarily in
Closed to New Investors  securities of small companies

BARON iOPPORTUNITY FUND  capital appreciation through investments in growth businesses that benefit from technology advances

BARON FIFTH AVENUE       capital appreciation through investments primarily in
GROWTH FUND              the securities of larger growth companies


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds, the Adviser seeks:

1. securities that the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2. businesses that the Adviser believes are well managed, have significant long term growth prospects and are attractively priced.

The Adviser's research process includes visits and interviews with company managements, their major competitors, and often their customers. The Adviser also studies industry data, statistics and trends. The Adviser looks for the ability of a company to grow substantially within a four or five year period following investment. The Adviser looks for special business niches that the Adviser believes offer favorable business opportunities and sustainable barriers to competition. The Adviser also seeks what it believes are strong management capabilities, good employee morale, and the favorable reputations of in their communities.

The Adviser's analysts and portfolio managers also study an individual business' financial strength and profitability. The Funds purchase stocks whose prices the Adviser believes are undervalued relative to their businesses' long term growth prospects, future cash flows and asset values. The Funds seek to invest in businesses before their long term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee the Funds will be successful at achieving their objectives.


                                                                 PROSPECTUS o 3

The Funds have a long term outlook. The Funds often invest in businesses and maintain those investments for several years. The Adviser does so hoping for significant business growth, and as a result, stock price appreciation over that time period. As long term investors in business, the Baron Funds are designed for long term shareholders. The Funds are not designed nor intended to be suitable for investors who intend to purchase and then sell their Baron Fund shares after a short period. Please see pages 22-23 regarding the Funds' policies on short term trading.

BARON ASSET FUND invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential. A small sized company is defined as one having a market capitalization of under $2.5 billion. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $8 billion. BARON ASSET FUND purchases stocks in businesses that the Adviser believes could double in value in four years after their purchase and then double again in the following four or five years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund's objectives. Because of its long term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

BARON GROWTH FUND invests primarily in common stocks of smaller growth companies selected for their capital appreciation potential. A small sized company is defined as having a market value of under $2.5 billion at the time of purchase. BARON GROWTH FUND invests for the long term in small cap businesses the Adviser expects to double in size in four or five years, and then hopefully, double again in the next four or five years. The Adviser seeks to purchase for BARON GROWTH FUND, securities the Adviser expects to increase in value 100% in four year and then double again in the following four or five years. Of course, there can be no guarantee the Adviser will be successful in achieving the Fund's objectives. If the Adviser is successful in identifying and investing for the long term in fast growing small businesses for the Fund, the Fund's shareholders should expect to have a significant percentage of BARON GROWTH FUND'S assets invested in successful mid-sized growth companies purchased when those businesses were small. When these investments are sold as their characteristics, maturation and growth prospects change, the Adviser will use available cash proceeds to invest in small cap businesses having market capitalizations of less than $2.5 billion.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase. A small sized company is defined as having a market value at the time of purchase, of under $2.5 billion. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth businesses selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have growth opportunities, that result from the rapidly changing information technology environment, including the Internet. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses that the Adviser believes have significant, sustainable, growth opportunities. These investments, as with investments for the other Baron Funds(R), will be purchased at prices the Adviser deems

4 o PROSPECTUS
attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 80% of the Fund's total assets are invested in securities of companies that have Internet- related and information technology growth opportunities. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON FIFTH AVENUE GROWTH FUND invests primarily in common stocks of growth companies selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of larger companies with market values of greater than $5 billion based on the market size of the investment at the time of purchase. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% over five years.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized growth companies with market capitalizations at the time of investment of under $8 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $2.5 billion at the time of purchase. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND invests primarily in the securities of larger growth companies with market values of over $5 billion.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These issues may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment in a Fund you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.


                                                                 PROSPECTUS o 5

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET AND INFORMATION TECHNOLOGY Internet-related and information technology companies as well as companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.

PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

Performance information can be found online at www.BaronFunds.com/performance.

BARON ASSET FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

22.0    33.9    4.3    16.3    0.4    -10.1    -20.0    27.3   27.1   12.5
--------------------------------------------------------------------------------
1996    1997    1998   1999    2000    2001     2002    2003   2004   2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/98:  26.6%
Worst Quarter: 09/30/98: -23.4%


6 o PROSPECTUS

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

27.7    31.1    0.1   44.7    -4.6    12.7    -12.3    31.7    26.6     5.7
--------------------------------------------------------------------------------
1996    1997   1998   1999    2000    2001     2002    2003    2004     2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/99:  23.8%
Worst Quarter: 09/30/98: -22.1%

BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

   2.2     70.8     -17.5     5.2     -9.7     38.8     22.2     8.3
--------------------------------------------------------------------------------
  1998     1999      2000     2001     2002    2003     2004     2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/99:  34.6%
Worst Quarter: 09/30/98: -28.1%

BARON iOPPORTUNITY FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

       -3.6       -29.0        73.8          25.6           7.0
--------------------------------------------------------------------------------
        2001       2002        2003          2004           2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/01:  43.3%
Worst Quarter: 09/30/01: -37.9%


                                                                 PROSPECTUS o 7

BARON FIFTH AVENUE GROWTH FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

                            8.8
--------------------------------------------------------------------------------
                            2005

--------------------------------------------------------------------------------

Best Quarter:  06/30/05:  7.1%
Worst Quarter: 03/31/05: -4.7%



AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/05)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2005. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" is greater than the "RETURN BEFORE TAXES" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



8 o PROSPECTUS

-------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                                1 YEAR    5 YEARS    10 YEARS      INCEPTION
 BARON ASSET FUND (Inception date: 6-12-87)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                            12.47%      5.54%      10.03%      13.24%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                            11.67%      4.69%       9.41%      12.44%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       9.18%      4.50%       8.74%      11.81%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%       9.26%       9.62%
 ---------------------------------------------------------------------------------------------------------
 Russell 2500 (reflects no deductions for fees, expenses or
  taxes)                                                         8.11%      9.14%      11.53%      11.54%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%       9.05%      10.53%
 ---------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND (Inception date: 12-31-94)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             5.71%     11.75%      14.96%      17.95%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             5.03%     11.31%      14.27%      17.28%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       4.63%     10.11%      13.21%      16.13%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%       9.26%      10.88%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%       9.05%      11.38%
 ---------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND (Inception date: 09-30-97)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             8.34%     11.79%                  12.23%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             7.83%     11.47%                  11.97%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       6.08%     10.24%                  10.84%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%                   6.21%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%                   4.97%
 ---------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND (Inception date: 02-29-00)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             7.05%      9.84%                  -0.42%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             7.05%      9.84%                  -0.45%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       4.58%      8.58%                  -0.38%
 ---------------------------------------------------------------------------------------------------------
 Nasdaq Composite (reflects no deductions for fees expenses
  or taxes)                                                      1.37%     -2.25%                 -12.16%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%                   0.01%
 ---------------------------------------------------------------------------------------------------------
 BARON FIFTH AVENUE GROWTH FUND
 (Inception date: 04-30-04)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             8.48%                             11.00%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             8.48%                             11.00%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       5.51%                              9.40%
 ---------------------------------------------------------------------------------------------------------
 Russell 1000 (reflects no deductions for fees, expenses or
  taxes)                                                         6.27%                             10.62%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%                              9.38%
 ---------------------------------------------------------------------------------------------------------

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies. The Nasdaq Composite is an unmanaged index that tracks the performance of market- value weighted common stocks listed on Nasdaq. The S&P 500 and Russell 1000 are unmanaged indices that measures the performance of larger cap equities. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.


                                                                 PROSPECTUS o 9

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES(+)
(Expenses that are deducted from a Fund's assets)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                TOTAL ANNUAL
                                                   MANAGEMENT     DISTRIBUTION       OTHER        EXPENSE     FUND OPERATING
                                                      FEE          (12B-1) FEE*     EXPENSES       WAIVERS        EXPENSES
------------------------------------------------------------------------------------------------------------------------------
 BARON ASSET FUND                                     1.0%             0.25%          0.09%           0%            1.34%
-----------------------------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND                                    1.0%             0.25%          0.06%           0%            1.31%
-----------------------------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND                                 1.0%             0.25%          0.08%           0%            1.33%
-----------------------------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND                              1.0%             0.25%          0.27%         (0.02%)         1.50%**
-----------------------------------------------------------------------------------------------------------------------------
 Baron Fifth Ave. Growth Fund                         1.0%             0.25%          0.24%         (0.09%)         1.40%**
-----------------------------------------------------------------------------------------------------------------------------

+    Based on the fiscal year ended September 30, 2005.
* Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
** The Adviser has contractually agreed to reimburse certain expenses of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND so that their total operating expenses are limited to 1.50% and 1.40% of average net assets, respectively. For BARON FIFTH AVENUE GROWTH FUND, the Adviser has agreed that for so long as it is Adviser, the initial expense reimbursement period is two years. The advisory contracts are renewable annually.

BARON iOPPORTUNITY FUND imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------
YEAR                                        1              3              5             10
-----------------------------------------------------------------------------------------------
BARON ASSET FUND                          $136           $425           $734          $1,613
-----------------------------------------------------------------------------------------------
BARON GROWTH FUND                         $133           $415           $718          $1,579
-----------------------------------------------------------------------------------------------
BARON SMALL CAP FUND                      $135           $421           $729          $1,601
-----------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND                   $153           $478           $827          $1,811
-----------------------------------------------------------------------------------------------
BARON FIFTH AVENUE GROWTH FUND            $143           $462           $805          $1,772
-----------------------------------------------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares.")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


10 o PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

BARON ASSET FUND

Year Ended September 30
                                                     2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                 $ 47.89      $ 40.05     $ 35.65      $ 40.22     $ 63.35
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.46)       (0.43)      (0.46)       (0.55)      (0.65)
Net Realized and Unrealized Gains (Losses) on
 Investments                                         12.08         8.27        6.04         0.05      (17.87)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     11.62         7.84        5.58        (0.50)     (18.52)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                (2.99)        0.00       (1.18)       (4.07)      (4.61)
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (2.99)        0.00       (1.18)       (4.07)      (4.61)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 56.52      $ 47.89     $ 40.05      $ 35.65     $ 40.22
============================================================================================================
TOTAL RETURN                                          25.2%        19.6%       16.1%        (2.5%)     (31.2%)
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $2,687.4     $2,002.4    $1,957.2     $2,055.2    $2,692.3
Ratio of Total Expenses to Average Net Assets         1.34%        1.34%       1.34%        1.35%       1.37%
Less: Ratio of Interest Expense to Average
 Net Assets                                           0.00%        0.00%       0.00%       (0.02%)     (0.01%)
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                               1.34%        1.34%       1.34%        1.33%       1.36%
============================================================================================================
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.91%)      (0.90%)     (1.14%)      (1.16%)     (1.14%)
Portfolio Turnover Rate                              11.47%       19.57%      27.95%        6.01%       4.33%
------------------------------------------------------------------------------------------------------------



                                                                PROSPECTUS o 11

BARON GROWTH FUND

Year Ended September 30
                                                     2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                 $ 38.92      $ 32.65     $ 26.96      $ 27.18     $ 32.26
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.29)       (0.30)      (0.25)       (0.23)      (0.22)
Net Realized and Unrealized Gains (Losses) on
 Investments                                          7.33         6.57        5.94         1.65       (1.67)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      7.04         6.27        5.69         1.42       (1.89)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                 0.00         0.00        0.00        (1.64)      (3.19)
------------------------------------------------------------------------------------------------------------
Total Distributions                                   0.00         0.00        0.00        (1.64)      (3.19)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 45.96      $ 38.92     $ 32.65      $ 26.96     $ 27.18
============================================================================================================
TOTAL RETURN                                          18.1%        19.2%       21.1%         5.0%       (6.1%)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $5,005.1     $3,135.6    $2,185.4     $1,030.3      $512.3
Ratio of Expenses to Average Net Assets               1.31%        1.33%       1.36%        1.35%       1.36%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.73%)      (0.89%)     (1.11%)      (1.02%)     (0.79%)
Portfolio Turnover Rate                              15.50%       27.15%      32.63%       18.31%      34.94%
------------------------------------------------------------------------------------------------------------


BARON SMALL CAP FUND

Year Ended September 30
                                                                   2005        2004         2003        2002         2001
Net Asset Value, Beginning of Year                               $ 19.18     $  17.26     $ 13.73     $  12.69     $ 16.05
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                (0.10)       (0.15)      (0.11)       (0.14)      (0.11)
Net Realized and Unrealized Gains (Losses) on Investments           4.55         2.07        4.02         1.18       (2.87)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    4.45         1.92        3.91         1.04       (2.98)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                              (0.55)        0.00       (0.38)        0.00       (0.38)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.55)        0.00       (0.38)        0.00       (0.38)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $ 23.08     $  19.18     $ 17.26     $  13.73     $ 12.69
==========================================================================================================================
TOTAL RETURN                                                        23.6%        11.1%       29.2%         8.2%      (18.8%)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                           $2,828.6     $1,782.1    $1,210.5       $719.1      $585.9
Ratio of Expenses to Average Net Assets                             1.33%        1.33%       1.36%        1.36%       1.35%
Ratio of Net Investment Loss to Average Net Assets                 (0.48%)      (0.88%)     (0.87%)      (0.97%)     (0.68%)
Portfolio Turnover Rate                                            24.68%       32.92%      30.29%       55.07%      55.77%
--------------------------------------------------------------------------------------------------------------------------



12 o PROSPECTUS

BARON iOPPORTUNITY FUND

Year Ended September 30
                                                                           2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                                       $ 7.58      $  6.48      $ 3.63      $  4.09      $ 8.76
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.09)       (0.10)      (0.05)       (0.06)      (0.05)
Net Realized and Unrealized Gains (Losses) on Investments                  1.66         1.18        2.89        (0.40)      (4.59)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           1.57         1.08        2.84        (0.46)      (4.64)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                       0.00         0.00        0.00         0.00       (0.03)
Distributions from Net Realized Gains                                      0.00         0.00        0.00         0.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        0.00         0.00        0.00         0.00       (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fees Added to Paid in Capital                                   0.01         0.02        0.01         0.00*       0.00*
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                             $ 9.16      $  7.58      $ 6.48      $  3.63      $ 4.09
=================================================================================================================================
TOTAL RETURN +                                                             20.8%        17.0%       78.5%       (11.2%)     (53.1%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                    $145.7       $133.9      $109.3        $57.5       $73.7
Ratio of Total Expenses to Average Net Assets                              1.52%        1.56%       1.67%        1.65%       1.55%
Less: Expense Reimbursement by Investment Adviser                         (0.02%)      (0.06%)     (0.17%)      (0.15%)     (0.05%)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                1.50%        1.50%       1.50%        1.50%       1.50%
=================================================================================================================================
Ratio of Net Investment Loss to Average Net Assets                        (1.01%)      (1.25%)     (1.18%)      (1.20%)     (0.75%)
Portfolio Turnover Rate                                                   83.64%       86.35%      89.72%       96.41%     123.30%
---------------------------------------------------------------------------------------------------------------------------------

*    Less than $.01 per share.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FIFTH AVENUE GROWTH FUND


Year Ended September 30
                                                                  2005     2004*
Net Asset Value, Beginning of Year                               $ 9.89   $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                               (0.05)   (0.02)
Net Realized and Unrealized Gains (Losses) on Investments          1.72    (0.09)
--------------------------------------------------------------------------------
Total from Investment Operations                                   1.67    (0.11)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               0.00     0.00
Distributions from Net Realized Gains                              0.00     0.00
--------------------------------------------------------------------------------
Total Distributions                                                0.00     0.00
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $11.56   $ 9.89
================================================================================
TOTAL RETURN ^                                                     16.9%    (1.1%)+
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                            $ 96.5   $ 49.3
Ratio of Total Expenses to Average Net Assets                      1.49%    1.67%**
Less: Expense Reimbursement by Investment Adviser                 (0.09%)  (0.27%)**
--------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                        1.40%    1.40%**
================================================================================
Ratio of Net Investment Loss to Average Net Assets                (0.58%)  (0.79%)**
Portfolio Turnover Rate                                           46.71%    7.58%+
--------------------------------------------------------------------------------

* For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
**   Annualized.
+    Not Annualized.
^ The total returns would have been lower had certain expenses not been reduced during the period shown.


                                                                PROSPECTUS o 13

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise

14 o PROSPECTUS
price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the Statement of Additional Information for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited

                                                                PROSPECTUS o 15
industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.

The portfolio managers for the Funds are senior members of BAMCO's research team, and are responsible for stock selection and the portfolio structure. Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. As of July 23, 2003, Andrew Peck is a co-portfolio manager of BARON ASSET FUND. Mr. Peck is a Vice President of Baron Funds and has worked at Baron Funds as an analyst since February of 1998. Before that he was an analyst at a large brokerage firm. Mr. Baron and Mr. Peck collaborate on all investment decisions. Differences of opinion are discussed until both portfolio managers agree on a decision. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP

16 o PROSPECTUS

FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. Mitch Rubin has been the portfolio manager of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND since their respective inceptions. Mr. Rubin has worked at Baron Funds as an analyst for more than nine years and was an assistant portfolio manager of BARON GROWTH FUND for one year. Before that he was an analyst at a large brokerage firm. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers. The Funds' Statement of Additional
Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager's ownership of securities in the Fund.

The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the respective average daily net asset value of BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion. A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of each Fund is available in the Fund's Annual Report to Shareholders for the fiscal year ending September 30, 2005.

12B-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. A substantial portion of the 12b-1 fees are directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Funds' assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Baron Capital, a registered broker-dealer and a member of the NASD, is an affiliate of the Adviser and serves as the distributor of the Funds ("Distributor"). The 12b-1 plan authorizes the Funds to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

THIRD PARTY ARRANGEMENTS The Adviser, the Distributor or their affiliates may at their own expense out of their own financial resources (a source of which may be payment under a Fund's distribution plan), make cash payments to some, but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or promote retention of their customer's assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales.

Subject to approval by the Board of Trustees, the Funds may pay to financial intermediaries out of the applicable Fund's assets (in addition to 12b-1 payments), fees for servicing

                                                                PROSPECTUS o 17
shareholder accounts. Such financial intermediaries would have omnibus accounts with the Funds' transfer agent and provide shareholder servicing and/ or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries shall not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2005, the Funds have made no such payments.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order if it promptly transmits the order to the Funds' transfer agent. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent.

The Funds' investments are valued based on the last sale price. Where market quotations are not readily available, or in the Adviser's judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board, and the committee reports to the Board every quarter. Factors the committee uses include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing

18 o PROSPECTUS
price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds' "Regular Account Application" form to open an account. Special applications are available to open individual retirement accounts ("IRAs"). Both applications can be found online at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established. The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron InvestPlan (see page 21). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. Certain financial institutions and administrators which act as intermediaries for investors in the Funds may have systems that are not able to enforce the Funds' minimums. There is no minimum for subsequent purchases except for purchases made through the Funds' website (see page 25-26). The Funds may reject any proposed purchase. Please see pages 22-23 for the Funds' policy on short term trading.

At present, the Funds are offered and sold only to persons with the specified identification residing in the United States, Puerto Rico, Guam, the U.S. Virgin Islands, or persons in the United States military. Refer to the Funds' "Anti Money Laudering Regulations" on page 20 for a list of required information.
Please call the Funds' transfer agent at 1-800-442- 3814, if you have any questions.

CLOSED FUNDS

BARON GROWTH FUND closed to new investors on September 12, 2003, and to new retirement plans on May 1, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON GROWTH FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o    financial advisers with existing clients in BARON GROWTH FUND

o participants in retirement plans or 529 plans that already offer or were committed by May 1, 2005, to offer BARON GROWTH FUND

o    employees of the Adviser and their family members

o    investment advisory clients of the Adviser's affiliates

BARON SMALL CAP FUND closed to new investors on April 22, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON SMALL CAP FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o    financial advisers with existing clients in BARON SMALL CAP FUND

o    clients of retirement plan providers or 529 plan providers

o    employees of the Adviser and their family members

o    investment advisory clients of the Adviser's affiliates

THE FUNDS WILL BE CLOSED UNTIL FURTHER NOTICE. THESE CLOSINGS DO NOT AFFECT OTHER BARON FUNDS. If you have any questions about whether you are able to purchase shares of BARON

                                                                PROSPECTUS o 19

GROWTH FUND or BARON SMALL CAP FUND, please call 1-800-99-BARON or e-mail us at info@BaronFunds.com.

ANTI-MONEY LAUNDERING REGULATIONS As part of the Funds' legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder, and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. THE INFORMATION REQUESTED INCLUDES NAME, ADDRESS, DATE OF BIRTH, AND U.S. TAXPAYER IDENTIFICATION NUMBER. Please make sure to provide all this required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. You will receive the NAV of the Fund(s) in which you are investing on the date that all required information has been provided to the Funds' transfer agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds' representatives will attempt to collect any missing information by contacting you directly. If you purchase the Baron Funds through a broker/dealer or other financial institution, we will attempt to get the missing information from or through such entity.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify an identity. If the Funds cannot verify your information, the account will be closed and you will receive proceeds based on the next calculated NAV of the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder's identity with federal authorities in accordance with applicable law.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form by regular mail with your check payable to BARON FUNDS(R) to:

            Baron Funds(R)
            P.O. Box 219946
            Kansas City, MO 64121-9946

or by overnight mail to:

            Baron Funds(R)
            430 West 7th Street
            Kansas City, MO 64105-1514


20 o PROSPECTUS

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. BARON GROWTH FUND AND BARON SMALL CAP FUND are currently closed to new investors. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers checks, bearer securities and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note with the account number, indicating in which Baron Fund the investment should go, along with your additional investment check. Send it to either the regular or overnight address.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442- 3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds(R) by telephone, unless you specifically declined either of these options on your account application, by speaking with a live representative or by our automated voice recognition system "BaronTel." Call 1-800-442-3814 to invest or exchange by telephone. Please see page 25 for additional information on exchanges. By choosing this option to make a purchase, you authorize Baron Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds(R) website by going to www.BaronFunds.com/openaccount. For important information about Internet purchases, see "Special Information about Baron Funds Website" on page 25 of this prospectus. You may add to an existing account through the Baron Funds(R) website by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99- BARON), attach a voided check and mail with your

                                                                PROSPECTUS o 21
application, either to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121-9946 or to the overnight address, Baron Funds(R), 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in Baron InvestPlan, please send a "medallion signature guaranteed" letter of instruction with a voided check attached, to either the regular or overnight address. You can obtain a medallion signature guarantee from most securities firms or banks, but not from a notary public.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

POLICY REGARDING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage any person who is not a long-term investor from investing in any of the Funds. The Board of Trustees of the Funds has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Funds believe that frequent trading (which may include market timing, short term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds. All of the Funds make investments for the long term, and have had relatively low turnover of the portfolios. See page 3 of this prospectus for more information about this long-term approach.

The Adviser believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser's ability to manage the Funds in accordance with their objectives. This disadvantages other shareholders of the Funds and adds to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for the smaller sized funds such as BARON IOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND, because the frequent activity would have greater impact on each remaining longer-term shareholder. The risk to long-term shareholders of BARON SMALL CAP, BARON ASSET FUND and BARON GROWTH FUND are pronounced because these funds invest in smaller capitalization companies that have potentially less liquidity, therefore incurring greater trading-related transaction costs.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. THE FUNDS PRESUME THAT A PERSON WHO TRADES IN AND THEN OUT OF A FUND WITHIN SIX MONTHS OR LESS IS NOT A LONG-TERM INVESTOR, although the Funds will consider evidence that rebuts that presumption including, in each Fund's sole discretion, the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time including information supplied by third parties (and a person's investment history, to the extent known, in other mututal funds or investment vehicles (including vehicles managed by the Adviser or its affiliates) and if it is able to identify a person whom the Adviser deems is not a long term investor it will attempt to (i) bar the person from returning to the Fund or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who

22 o PROSPECTUS
engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. BARON iOPPORTUNITY FUND imposes a 1% short term trading fee (see page 24) to discourage frequent trading. The Funds will not allow exchanges for an investor the Adviser reasonably believes is not a long-term investor.

Certain financial institutions and administrators which act as intermediaries for investors in the Funds may have systems that cannot accommodate the Funds' policy regarding frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those intermediaries to enforce their own frequent trading policies. If the Adviser reasonably believes an intermediary is not enforcing its own policy, or the Funds' policy regarding frequent purchases and redemptions even though such intermediary has systems that can accommodate the Funds' policy, the Funds may prohibit the intermediary from investing on behalf of any of its clients.

The Funds' policies and procedures may be modified or terminated at any time. The Funds continue to reserve the right to reject any purchase or exchange request for any reason.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA plan document. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A medallion signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page
24. Within seven days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you may redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c)

                                                                PROSPECTUS o 23
we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be medallion signature guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS WITHIN 30 DAYS OF A REDEMPTION
REQUEST, A MEDALLION SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. A medallion signature guarantee helps protect you and the Funds from fraud. You can obtain a medallion signature guarantee from most securities firms or banks, but not from a notary public.

If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no medallion signature guarantee is required. For joint accounts, each signature must be medallion signature guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the medallion signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.


24 o PROSPECTUS

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets or if the SEC permits such suspension.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in one Baron Fund to another. Since BARON GROWTH FUND AND BARON SMALL CAP FUND are closed to new investors, YOU MAY NOT EXCHANGE INTO EITHER BARON GROWTH FUND OR BARON SMALL CAP FUND UNLESS YOU ARE AN EXISTING SHAREHOLDER. You may exchange shares by mail, telephone (speaking with a live representative or using our automated voice recognition system "BaronTel") or through the Baron Funds(R) website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds(R) Website" below. Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. BARON iOPPORTUNITY FUND imposes a short term trading fee on redemptions and exchanges of shares held less than six months. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions. See the Funds' "Policy Regarding Frequent Purchases and Redemptions of Fund Shares" on page 22.

OTHER FEES

The Funds charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds' transfer agent at 1-800-442-3814 for additional information.

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Funds(R) website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchange into other Baron Funds(R). You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.


                                                                PROSPECTUS o 25

The Funds impose a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may be for up to $250,000. The minimum initial investment is $2,000 per Fund. The minimum investment for subsequent purchases through the website is $10.

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Adviser, their Distributor or their Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, their Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure of each Fund's portfolio holdings. More detailed information about this policy can be found in the Funds' Statement of Additional Information.

QUARTERLY: The Funds post on the Funds' website, usually on the third business day after quarter end, the total net assets for each Fund. The Fund also posts on the website, usually 5 business days after the quarter end, the top ten long positions for each Fund. In addition, the Funds post on the website, usually on the 15th business day after quarter end, all long securities positions representing 1/2 of 1% or greater of each Fund's net assets and the cash position at the just-ended quarter end. All of this information will remain on the website until the next quarter end's information is posted.

MONTHLY: In addition, the Funds post on the Funds' website, usually the 10th business day after month end, each Fund's ten largest long positions, stated as a percentage of net assets. This information will remain on the website until the next month end's information is posted.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Funds' website.

The website address is www.BaronFunds.com. The link to Fund information is http://www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

The Funds may release the portfolio information to persons earlier than the dates stated above only if the Chief Operating Officer, Chief Financial Officer, General Counsel or Chief Compliance Officer of the Fund determines that the release of such information is in the best

26 o PROSPECTUS
interest of the Funds' shareholders, that there is a legitimate business purpose, and the person agrees in writing to maintain the confidentiality of the information and not to misuse the information. More detailed information about these arrangements can be found in the Funds' Statement of Additional Information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Funds' executive officers reasonably deem to be immaterial information prior to the above time table as the Fund deems appropriate.

No employee of the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the Funds' portfolio holdings. "Consideration" includes any agreement to maintain assets in the Funds' or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds' disclosure policies are reported to the Board.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, One Wall Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds(R).


                                                                PROSPECTUS o 27

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121- 9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information, please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders. Pending legal proceedings, if any, are disclosed in the Statement of Additional Information.

PRIVACY NOTICE

The Baron Funds collect nonpublic personal information about you from the following sources:

o    Information we receive from you on applications or other forms, and

o    Information about your transactions with us, our affiliates, or others.

o Information we receive from third parties, such as credit reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among affiliates for purposes of sending you information about products of ours that we believe may be of interest to you and inform you of our upcoming investors' conference.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you service, such as a transfer agent or mailing house. All such companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on our website www.BaronFunds.com or by calling 1-800-99-BARON.


28 o PROSPECTUS

                                 [PHOTOGRAPHS]

FOR MORE INFORMATION
Investors who want more information about the Baron Funds(R) may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional  information  is  also  contained  in  the  Statement  of  Additional
Information dated January 27, 2006. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)
By mail:                Write to:
                        BARON FUNDS(R)
                        767 Fifth Avenue
                        New York, NY 10153
By e-mail:              Send your request to:
                        info@BaronFunds.com
On the Internet:        Text-only versions of Baron Funds(R) documents can be
                        viewed online or downloaded from: http:// www.BaronFunds.com or from the EDGAR database on the SEC's Internet site at: http://www.sec.gov

OTHER

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Ticker Symbols:         BARON ASSET FUND                   BARAX
                        BARON GROWTH FUND                  BGRFX
                        BARON SMALL CAP FUND               BSCFX
                        BARON iOPPORTUNITY FUND            BIOPX
                        BARON FIFTH AVENUE GROWTH FUND     BFTHX

SEC file number: 811-5032

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related Statement of Additional Information.







                               [REGISTERED LOGO]
                                   B A R O N
                                   F U N D S

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 27, 2006
                            ------------------------


        This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the Funds' Prospectuses, dated January 27, 2006, which may be obtained without charge by writing or calling the Funds at the address and telephone number above.


        The Funds' Propectuses are incorporated by reference into this SAI and the SAI has been incorporated by reference into the Funds' Prospectus. The Funds' audited financial statements are incorporated in to this SAI by reference to the Funds' 2005 Annual Reports. You may request a copy of the Annual Report at no charge by writing or calling the Firm at the address and number above.
                            ------------------------















     No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............        3
  Investment Goals, Strategies and Risks....        3-8               3-6,14-18

MANAGEMENT THE FUNDS........................       11                    16
  Portfolio Managers........................       11
  Board of Trustees and Officers............       13
  Code of Ethics............................       22
  Proxy Voting..............................       22
  Principal Holders of Shares...............       23
  Investment Adviser........................       23                    16

BROKERAGE...................................       25

DISTRIBUTOR.................................       26
  Distribution Plan.........................       26                    17

REDEMPTION AND PURCHASE OF SHARES...........       29                   19-26

NET ASSET VALUE.............................       29                    18

TAXES.......................................       30                    27

ORGANIZATION AND CAPITALIZATION.............       30

OTHER INFORMATION...........................       31               Back Cover
  Calculations of Performance Data..........       31

FUND HISTORY AND CLASSIFICATION
-------------------------------

EFFECTIVE OCTOBER 22, 2004, the name of BARON ASSET FUND (the "Trust") was changed to BARON INVESTMENT FUNDS TRUST. The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually a "Fund" and collectively the "Funds"):


                                                                                     DATE OF COMMENCEMENT OF
NAME OF SERIES                                 DATE OF FIRST PUBLIC OFFERING         INVESTMENT TRADING
--------------                                 -----------------------------         ------------------


BARON ASSET FUND                               June 11, 1987                         June 12, 1987

BARON GROWTH FUND (formerly named
Baron Growth & Income Fund)**                  December 31, 1994                     January 3, 1995

BARON SMALL CAP FUND                           September 30, 1997                    October 1, 1997

BARON iOPPORTUNITY FUND                        February 29, 2000                     March 1, 2000

BARON FIFTH AVENUE GROWTH FUND                 April 30, 2004                        May 1, 2004

-------
**     Currently closed to new investors.


INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND'S investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations at the time of purchase of under $8 billion BARON GROWTH FUND's investment objective is to seek capital appreciation through long-term investments primarily in small growth companies. BARON GROWTH FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. A small sized company is defined as having a market value of under $2.5 billion. Baron SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. BARON SMALL CAP FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation through investments in growth businesses that benefit from technology advances. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND's investment objective is capital appreciation through investments primarily in the securities of larger growth companies with market capitalizations in excess of $5 billion.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 14, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN  SECURITIES     BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP
-------------------
FUND may invest up to 10% and BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (I) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs     The Funds may invest in the equity  securities  of real estate
-----
investment trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING       The Funds may lend their portfolio securities to institutions as a
-------
means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and Baron Growth Fund, Baron Small Cap Fund, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED  SECURITIES           The Funds may invest in  mortgage-backed
---------------------------
securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED  SECURITIES             The Funds  may  invest  in debt and  equity
-----------------------
securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED  CORPORATE DEBT SECURITIES       All  of  the Funds  may
-------------------------------------------------
invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds' equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES      The Funds may invest in  zero-coupon,  step-coupon,
----------------------
and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.


SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. To sell short, the Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.


OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (I) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.


USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.


INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shares or, less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;
     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
     9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11.  Purchase  securities  of any  issuer  with a record of less than three
          years'   continuous   operations,
          including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

     1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.

BARON FIFTH AVENUE GROWTH FUND may not:

     1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).
     2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool.
     3.   Purchase  or  sell  oil  and  gas  interests  or  real  estate.   Debt
          obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.
     4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.
     5. Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the Securities and Exchange Commission.
     6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.
     7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, BARON FIFTH AVENUE GROWTH FUND will not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND, BARON GROWTH FUND and BARON FIFTH AVENUE GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

     FUND                               2005      2004
     ----                               ----      ----

     BARON ASSET FUND                   12%       20%
     BARON GROWTH FUND                  16%       27%
     BARON SMALL CAP FUND               25%       33%
     BARON iOPPORTUNITY FUND            84%       86%
     BARON FIFTH AVENUE GROWTH FUND     47%        8%**
---------
** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004, not annualized.


DISCLOSURE POLICY
-----------------

Information regarding the Funds' policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Funds' web site, www.BaronFunds.com. The Funds' disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board feels, minimizes any potential conflicts. The Funds' Chief Compliance Officer reports to the Board every quarter on these, and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services (daily), portfolio management and trading systems (daily), and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Distributor have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for each Fund through brokers and dealers or other trading platforms, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with each of these trading entities, but the Funds would immediately cease doing business with any entity the Adviser believes is misusing the information.



MANAGEMENT OF THE FUNDS
-----------------------

PORTFOLIO MANAGERS
------------------

     BARON ASSET FUND                  Ronald Baron
                                       Andrew Peck

     BARON GROWTH FUND                 Ronald Baron

     BARON SMALL CAP FUND              Clifford Greenberg

     BARON iOPPORTUNITY FUND           Mitchell Rubin

     BARON FIFTH AVENUE GROWTH FUND    Mitchell Rubin

OTHER ACCOUNTS MANAGED
----------------------

As of December 31, 2005:

                                                                               NUMBER OF
                                                                              ADDITIONAL                 TOTAL
       PORTFOLIO MANAGER                    TYPE OF ACCOUNT                    ACCOUNTS                 ASSETS
-------------------------------------------------------------------------------------------------------------------------
Ronald Baron                     Registered Investment Companies                   6            $2,289 million

                                 Other pooled investment vehicles                  5(1)         $  156 million(1)

                                 Other Accounts                                   54            $  520 million
-------------------------------------------------------------------------------------------------------------------------
Andrew Peck                      Other pooled investment vehicles                  1            $  101 million
-------------------------------------------------------------------------------------------------------------------------
Clifford Greenberg               Registered Investment Companies                   0            $            0
-------------------------------------------------------------------------------------------------------------------------
Mitchell Rubin                   Registered Investment Companies                   2            $   56 million

                                 Other pooled investment vehicles                  1            $    5 million
-------------------------------------------------------------------------------------------------------------------------

(1) For 2 of the accounts with total assets of $68 million, the advisory fee is based on performance, although one account ($53 million) is a fund of funds.


POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of the Adviser and clients of the Adviser's affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. The Adviser has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds' Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by the Adviser and its affiliates.

To the extent that a Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager divides his time and attention among relevant accounts.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.


COMPENSATION
------------

Mr. Baron's compensation is fixed, based on a three year contract that expires February 28, 2006. A new multi-year contract is being negotiated. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management, and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Messrs. Greenberg, Rubin and Peck includes a base salary and an annual bonus. Their bonuses are subjectively determined by the Firm's chief executive officer and the Firm's president. It is based on the assessment of Messrs. Greenberg's, Rubin's and Peck's individual long-term investment performance, their respective overall contribution to the Firm, and the Firm's profitability. In addition Messrs. Greenberg, Rubin and Peck own equity in Baron Capital Group and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability objectives.


OWNERSHIP OF PORTFOLIO MANAGER
------------------------------

As of December 31, 2004 the Portfolio Manager ownership of Fund Shares was:

                                                                                           DOLLAR RANGE OF
           PORTFOLIO MANAGER                             FUND                             FUND SHARES OWNED
----------------------------------------------------------------------------------------------------------------------
Ronald Baron                            Baron Asset Fund                                   Over $1,000,000
                                        Baron Growth Fund                                  Over $1,000,000
                                        Baron Small Cap Fund                               Over $1,000,000
                                        Baron iOpportunity Fund                            Over $1,000,000
                                        Baron Fifth Avenue Growth Fund                     Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Andrew Peck                             Baron Asset Fund                                   $100,001-$500,000
                                        Baron Small Cap Fund                               $100,001-$500,000
                                        Baron iOpportunity Fund                               $1-$10,000
                                        Baron Fifth Avenue Growth Fund                      $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------
Clifford Greenberg                      Baron Small Cap Fund                                Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Mitchell Rubin                          Baron Asset Fund                                    $10,001-$50,000
                                        Baron Growth Fund                                   $10,001-$50,000
                                        Baron Small Cap Fund                               $100,001-$500,000
                                        Baron iOPportunity Fund                             Over $1,000,000
                                        Baron Fifth Avenue Growth Fund                    $500,001-$1,000,000
----------------------------------------------------------------------------------------------------------------------


BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
INTERESTED TRUSTEES:

Ronald Baron *+              President, Chief       18 years      Chairman, CEO, and Director, Baron          None outside the
767 Fifth Avenue             Executive Officer,                   Capital, Inc. (1982-Present), Baron         Baron Funds Complex.
New York, NY 10153           Chief Investment                     Capital Management, Inc. (1983-Present),
DOB: May 23, 1943            Officer, Trustee and                 Baron Capital Group, Inc. (1984-Present),
                             Portfolio Manager                    BAMCO, Inc. (1987-Present); Portfolio
                                                                  Manager, Baron Asset Fund (1987-Present),
                                                                  Baron Growth Fund (1995-Present);
                                                                  President (2004-Present), Chairman (1999-
                                                                  2004), CIO and Trustee (1987-Present),
                                                                  Baron Investment Funds Trust; President
                                                                  (2004-Present), Chairman (1997-2004), CIO
                                                                  and Trustee (1997-Present), Baron Capital
                                                                  Funds Trust; President (2004-Present),
                                                                  Chairman (2003-2004), CIO and Trustee
                                                                  (2003-Present), Baron Select Funds.

Linda S. Martinson*+         Vice President,        18 years      General Counsel, Vice President and         None outside the
767 Fifth Avenue             Secretary, General                   Secretary, Baron Capital, Inc. (1983-       Baron Funds Complex.
New York, NY 10153           Counsel and Trustee                  Present), BAMCO, Inc. (1987-Present),
DOB: February 23, 1955                                            Baron Capital Group, Inc. (1984-Present),
                                                                  Baron Capital Management, Inc. (1983-
                                                                  Present); Vice President, Secretary,
                                                                  General Counsel and Trustee, Baron
                                                                  Investment Funds Trust (1987-Present);
                                                                  Vice President, Secretary, General Counsel
                                                                  and Trustee, Baron Capital Funds Trust
                                                                  (1997-Present); Vice President, General
                                                                  Counsel, Secretary and Trustee, Baron
                                                                  Select Funds (2003-Present).


                                      -14-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
Morty Schaja*+               Executive Vice         9 years       President and Chief Operating Officer,      None outside the
767 Fifth Avenue             President, Chief                     Baron Capital, Inc. (1999-Present); Senior  Baron Funds Complex.
New York, NY 10153           Operating Officer and                Vice President and Chief Operating
DOB: October 30, 1954        Trustee                              Officer, Baron Capital, Inc. (1997-1999);
                                                                  Managing Director, Vice President, Baron
                                                                  Capital, Inc. (1991-1999); and Director,
                                                                  Baron Capital, Inc., Baron Capital Group,
                                                                  Inc., Baron Capital Management, Inc., and
                                                                  BAMCO, Inc. (1998-Present); Executive Vice
                                                                  President (2004-Present), President (1999-
                                                                  2004), COO (1999-Present) and Trustee (1996-
                                                                  Present), Baron Investment Funds Trust;
                                                                  Executive Vice President (2004-Present),
                                                                  President (1999-2004), COO (1999-Present)
                                                                  and Trustee (1997-Present) Baron Capital
                                                                  Funds Trust; Executive Vice President (2004-
                                                                  Present), President, COO and Trustee
                                                                  (2003-Present), Baron Select Funds.


DISINTERESTED TRUSTEES:

Steven B. Dodge^**           Trustee                1 year        CEO, Windover Development Corporation       Chairman of the Audit
239 Summer Street                                   (Elected      (2004-Present)(private real estate          Committee, Member of
Manchester, MA 01944                                 10/04)       development company); Founder and           Executive and Special
DOB: July 12, 1945                                                Chairman, American Tower Corporation        Independent
                                                                  (1998-Present); Founder, Chairman and       Committees, Sotheby's
                                                                  CEO, American Radio Systems (1988-1998);    Holdings, Inc. (2000-
                                                                  Founder, Chairman and CEO, American         Present); Chairman of
                                                                  Cablesystems (1978-1988); Chairman          Audit Committee,
                                                                  of Audit Committee, member of               Nextel Partners, Inc.
                                                                  Executive and Special Independent           (2000-Present).
                                                                  Committees, Sotheby's Holdings,
                                                                  Inc. (2000-Present); Chairman of
                                                                  Audit Committee, Nextel Partners,
                                                                  Inc. (2000-Present); Trustee (2004-
                                                                  Present) Baron Investment Funds
                                                                  Trust; Trustee (2004-Present) Baron
                                                                  Capital Funds Trust; and Trustee
                                                                  (2004-Present) Baron Select Funds.


                                      -15-

                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
Norman S. Edelcup#^**        Trustee                18 years      Director (2001-Present), and Senior         Director, Florida
244 Atlantic Isles                                                Vice President (2001-2004), Florida         Savings Bank (2001-
Sunny Isles Beach, FL 33160                                       Savings Bank; Mayor (October 2003-          Present); Director,
DOB: May 8, 1935                                                  Present), Commissioner, Sunny Isles         Valhi, Inc. (1975-
                                                                  Beach, Florida (2001-2003); Senior          Present)(diversified
                                                                  Vice President, Item Processing of          company).
                                                                  America (1999-2000) (a subsidiary
                                                                  of The Intercept Group); Chairman,
                                                                  Item Processing of America (1989-
                                                                  1999) (a financial institution
                                                                  service bureau); Director, Valhi,
                                                                  Inc. (1975-Present) (diversified
                                                                  company); Director, Artistic
                                                                  Greetings, Inc. (1985-1998);
                                                                  Trustee (1987-Present), Baron
                                                                  Investment Funds Trust; Trustee
                                                                  (1997-Present), Baron Capital Funds
                                                                  Trust; Trustee (2003-Present) Baron
                                                                  Select Funds.

David I. Fuente^**           Trustee                1 year        Director (1987-Present), Chairman           Director, Office
701 Tern Point Circle                               (Elected      (1987-2001) and CEO (1987-2000)             Depot (1987-Present);
Boca Raton, FL 33431                                10/04)        ffice Depot; Director, Ryder                Director, Ryder
DOB: September 10, 1945                                           Systems, Inc. (1998-Present);               Systems, Inc. (1998-
                                                                  Director, Dick's Sporting Goods,            Present); Director,
                                                                  Inc. (1993-Present); Trustee, Baron         Dick's Sporting
                                                                  Baron Investment Funds Trust (2004-         Goods, Inc. (1993-
                                                                  Present); Trustee, Baron Capital            Present).
                                                                  Funds Trust (2004-Present); and
                                                                  Trustee, Baron Select Funds (2004-
                                                                  Present).

                                      -16-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
Charles N. Mathewson^**      Chairman and Trustee   18 years;     Chairman Emeritus (October 2003-            None outside the
9295 Prototype Road                                 Elected as    Present), Chairman, International           Baron Funds Complex.
Reno, NV 89521                                      Chairman      Game Technology, Inc. (1986-2003)
DOB: June 12, 1928                                  08/04         (manufacturer of microprocessor-
                                                                  controlled gaming machines and
                                                                  monitoring systems); Chairman,
                                                                  American Gaming Association (1994-
                                                                  2002); Chairman (2004-Present),
                                                                  Trustee (1987-Present), Baron
                                                                  Investment Funds Trust; Chairman
                                                                  (2004-Present), Trustee (1997-
                                                                  Present) Baron Capital Funds Trust;
                                                                  Chairman (2004-Present) Trustee
                                                                  (2003-Present) Baron Select Funds.

Harold W. Milner^**          Trustee                18 years      Retired; President and CEO, Kahler          None outside the
2293 Morningstar Drive                                            Realty Corporation (1985-1997)              Baron Funds Complex.
Park City, UT 84060                                               (hotel ownership and management);
DOB: November 11, 1934                                            Trustee, Baron Investment Funds
                                                                  Trust (1987-Present); Trustee
                                                                  Baron Capital Funds Trust (1997-
                                                                  Present); Trustee, Baron Select
                                                                  Funds (2003-Present).

Raymond Noveck+#^**          Trustee                18 years      Private Investor (1999-Present);            None outside the
31 Karen Road                                                     President, The Medical Information          Baron Funds complex.
Waban, MA 02168                                                   Line, Inc. (1997-1998) (health care
DOB: May 4, 1943                                                  information); President, Strategic
                                                                  Systems, Inc. (1990-1997) (health
                                                                  care information); Director,
                                                                  Horizon/CMS Healthcare Corporation
                                                                  (1987-1997); Trustee, Baron Investment
                                                                  Funds Trust(1987-Present); Trustee,
                                                                  Baron Capital Funds Trust(1997- Present);
                                                                  Trustee, Baron Select Funds (2003-Present).


                                      -17-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
David A. Silverman, MD^**    Trustee                18 years      Physician and Faculty, New York             Director, New York
146 Central Park West                                             University School of Medicine               Blood Center (1999-
New York, NY 10024                                                (1976-Present); Trustee, Baron              Present).
DOB: March 14, 1950                                               Investment Funds Trust (1987-
                                                                  Present); Trustee, Baron Capital
                                                                  Funds Trust(1997-Present);
                                                                  Trustee, Baron Select Funds (2003-
                                                                  Present).

Alex Yemenidjian^**          Trustee                Appointed     Trustee, Baron Investment Funds Trust       Director, Guess? Inc.
1925 Century Park East                              01/06         (2006-Present); Chairman and CEO,           (2005-Present);
Suite 1975                                                        Armenco Holdings, LLC (2005-Present)        Director, Regal
                                                                  (investment company); Director, Guess?,     Entertainment Group
                                                                  Inc. (2005-Present)(retail); Director,      (2005-Present); The
                                                                  Regal Entertainment Group (2005-            Lincy Foundation
                                                                  Present)(entertainment company),            (1989-Present); The
                                                                  The Lincy Foundation (1989-                 United Armenian Fund
                                                                  Present), The United Armenian Fund          (1989-Present); USC
                                                                  (1989-Present), USC Marshall                Marshall School of
                                                                  School of Business Board of Leaders         Business Board of
                                                                  (2005-Present); Co-chair of Imagine         Leaders (2005-
                                                                  the Arts Campaign, California State         Present); Co-chair of
                                                                  University-Northridge (2005-Present);       Imagine the Arts
                                                                  Chairman and CEO, Metro-Goldwyn-Mayer, Inc. Campaign, California
                                                                  (1999-2005); Director and member of         State University-
                                                                  Executive Committee, MGM MIRAGE, Inc.       Northridge (2005-
                                                                  (1989-2005); President and COO, MGM         Present).
                                                                  Grand, Inc. (now MGM MIRAGE, Inc.)
                                                                  (1989-1999); Managing Partner,
                                                                  Parks, Palmer, Turner &
                                                                  Yemenidjian (1984-1989)(certified
                                                                  public accounting firm).



                                      -18-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------

ADDITIONAL OFFICERS
OF THE FUNDS:

Clifford Greenberg           Senior Vice President  9 years       Senior Vice President, Baron Capital, Inc., None.
767 Fifth Avenue             and Portfolio Manager                Baron Capital Group, Inc., and BAMCO, Inc.,
New York, NY 10153                                                (2003-Present); Vice President, Baron
DOB: April 30, 1959                                               Capital, Inc., Baron Capital Group, Inc.,
                                                                  and BAMCO, Inc. (1997-2003); Director,
                                                                  Baron Capital, Inc. and Baron Capital Group,
                                                                  Inc. (2000-Present); Director, BAMCO, Inc.
                                                                  and Baron Capital Management, Inc. (2003-
                                                                  Present); Portfolio Manager, Baron Small Cap
                                                                  Fund (1997-Present); General Partner, HPB
                                                                  Associates, LP (1984-1996) (investment
                                                                  partnership).

Andrew Peck                  Vice President and     3 years       Vice President and Co-Portfolio Manager,    None.
767 Fifth Avenue             Co-Portfolio Manager                 Baron Asset Fund (2003-Present), Analyst,
New York, NY 10153                                                Baron Capital, Inc. (1998-Present).
DOB: March 25, 1969

Susan Robbins                Vice President         18 years      Senior Analyst, Vice President and          None.
767 Fifth Avenue                                                  Director, Baron Capital, Inc. (1982-
New York, NY 10153                                                Present), Baron Capital Management, Inc.
DOB: October 19, 1954                                             (1984-Present).

Mitchell J. Rubin            Vice President and      5 years      Vice President and Senior Analyst, Baron    None.
767 Fifth Avenue             Portfolio Manager                    Capital, Inc. (1997-Present), Portfolio
New York, NY 10153                                                Manager of Baron iOpportunity Fund (2000-
DOB: September 22, 1966                                           Present); Portfolio Manager of Baron Fifth
                                                                  Avenue Growth Fund (2004-Present).

Peggy C. Wong                Treasurer and Chief    18 years      Treasurer and Chief Financial Officer,      None.
767 Fifth Avenue             Financial Officer                    Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                Inc., BAMCO, Inc. and Baron Capital
DOB: April 30, 1961                                               Management, Inc. (1987-Present).
-----------------------------------------------------------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
#    Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.

The Trustees of the Funds are responsible for the overall supervision of the operation of the Portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Funds' Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Capital Funds Trust and Baron Select Funds, registered investment companies.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $16,750, with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $838 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2005.

There are four members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were two meetings of the Executive Committee during the fiscal year ended September 30, 2005.

There are three members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2005.

There are five members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met four times during the fiscal year ended September 30, 2005.


TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2005:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                      -20-


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Martinson           >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Morty Schaja                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Steve Dodge                   $0                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
Norman Edelcup               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Fuente                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Charles Mathewson            >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Harold Milner                >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Noveck               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Silverman, MD          $10,001-$50,000                           $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian*            $0                                        $0
-----------------------------------------------------------------------------------------------------------------------------------

*  Mr. Yemenidjian was not appointed to the Board until January 2006.

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling; controlled by or under common control with the Adviser or Distributor.


TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2005:

=======================================================================================================================
                                                  PENSION OR                                         TOTAL COMPENSATION
                            AGGREGATE             RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM FUND AND
                            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON            FUND COMPLEX PAID
NAME                        FROM THE FUNDS        FUNDS EXPENSES            RETIREMENT               TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------

                                      -21-


=======================================================================================================================
                                                  PENSION OR                                         TOTAL COMPENSATION
                            AGGREGATE             RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM FUND AND
                            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON            FUND COMPLEX PAID
NAME                        FROM THE FUNDS        FUNDS EXPENSES            RETIREMENT               TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Steve Dodge                  $24,288                   N/A                     N/A                   $24,288
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $33,500                   N/A                     N/A                   $33,500
-----------------------------------------------------------------------------------------------------------------------
David Fuente                 $23,450                   N/A                     N/A                   $23,450
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson            $30,987                   N/A                     N/A                   $30,987
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $30,150                   N/A                     N/A                   $30,150
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $33,500                   N/A                     N/A                   $33,500
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $30,150                   N/A                     N/A                   $30,150
-----------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian               N/A                     N/A                     N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------

*  Mr. Yemenidjian was not appointed to the Board until January 2006.


CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held by the Funds.


PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

The Funds have delegated to BAMCO, the investment adviser, all decision making on proxy voting. BAMCO makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the objective of maximizing long-term investment returns for the Funds.

The Adviser  uses  guidelines  which are  reviewed  quarterly  by a Proxy Review
Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company's management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser's policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser's vote, (ii) vote in accordance with the published recommendations of an independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Proxy Voting Policies and Procedures as well as the most current proxy voting record (on Form N-PX for the twelve months ended June 30th, will be available upon filing with the SEC, which can be no later than August 31st of each year) for the Funds is available without charge on the Funds' website, www.BaronFunds.com or at the SEC's website, www.sec.gov.

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2005, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:


                                            BARON             BARON             BARON            BARON                BARON
                                            ASSET             GROWTH            SMALL CAP        iOPPORTUNITY         FIFTH
                                            -----------       -------------     -----------      -------------        --------

CHARLES SCHWAB & Co., Inc.                  28.68%            15.64%            30.45%           43.72%               34.57%

NATIONAL FINANCIAL SERVICES CORP.           24.49%            38.30%            16.65%                                33.41%

SAXON & CO.                                                                      5.32%


All of the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2005, all of the officers and Trustees of BARON INVESTMENT FUNDS TRUST as a group beneficially owned directly or indirectly 0.78% of BARON ASSET FUND's outstanding shares; 0.14% of BARON GROWTH FUND's outstanding shares; 0.65% of BARON SMALL CAP FUND's outstanding shares; 5.92% of BARON iOPPORTUNITY FUND's outstanding shares and 9.21% of BARON FIFTH AVENUE GROWTH FUND's outstanding shares.


INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. For such services, the Adviser receives an annual fee from BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND of 1% of the assets of the respective Fund. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion.

BARON ASSET FUND incurred advisory expenses of $24,082,420 for the year ended September 30, 2005; $19,971,130 for the year ended September 30, 2004; and $19,539,014 for the year ended September 30, 2003. BARON GROWTH FUND incurred advisory expenses of $43,997,569 for the year ended September 30, 2005; $27,394,586 for the year ended September 30, 2004; and $15,244,302 for the year ended September 30, 2003. BARON SMALL CAP FUND incurred advisory expenses of $24,401,721 for the year ended September 30, 2005; $16,072,603 for the year ended September 2004; and $8,973,514 for the year ended September 30, 2003. BARON iOPPORTUNITY FUND incurred advisory expenses of $1,463,915 for the year ended September 30, 2005; $ 1,338,401 for the year ended September 30, 2004; and $777,395 for the year ended September 30, 2003. BARON FIFTH AVENUE GROWTH FUND incurred advisory expenses of $688,368 for the year ended September 30, 2005; and $150,962 for the period April 30, 2004 (commencement of operations) to September 30, 2004. The Adviser has contractually agreed to limit the expense ratio for BARON iOPPORTUNITY FUND to 1.5% and for BARON FIFTH AVENUE GROWTH FUND to 1.4%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third party programs that make the shares of the Funds available to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, external accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other Funds managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for other funds it manages.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, and BARON iOPPORTUNITY FUND such approval for 2005 was given at a Board of Trustees meeting held on May 3, 2005. With respect to BARON FIFTH AVENUE GROWTH FUND, the Advisory Agreement was approved on February 2, 2004, for an initial term of two years.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act). A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of each Fund is available in the Funds' Annual Report to Shareholders for the fiscal year ending September 30, 2005.

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds' shareholders.



BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers which the Adviser believes will achieve "best execution" of such orders. Best execution involves consideration of a number of factors, including direct net economic results to a Fund, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker's familiarity with a particular security, the broker's commitment of resources to executing the transaction, and past experience with a broker.

The Adviser's affiliate Baron Capital, Inc. ("Baron Capital") was one of the brokers that provided brokerage services to the Funds, but Baron Capital ceased its brokerage activities in October of 2005.

                         For the Fiscal Year Ended 09/30

                                                 2005           2004            2003

TOTAL COMMISSIONS PAID

BARON ASSET FUND                                $  575,404      $1,680,814      $3,790,747
BARON GROWTH FUND                               $2,449,947      $3,524,607      $3,328,951
BARON SMALL CAP FUND                            $2,813,126      $3,190,938      $1,901,366
BARON iOPPORTUNITY FUND                         $  427,721      $  635,257      $  410,612
BARON FIFTH AVENUE GROWTH FUND**                $   72,371      $   59,624


COMMISSIONS PD TO BCI

BARON ASSET FUND                                $  168,087      $1,109,837      $1,679,723
BARON GROWTH FUND                               $  578,158      $1,659,403      $1,660,501
BARON SMALL CAP FUND                            $  439,790      $1,047,784      $  685,873
BARON iOPPORTUNITY FUND                         $   98,717      $  270,139      $  237,807
BARON FIFTH AVENUE GROWTH FUND**                $   32,660      $   50,778


% OF AGGREGATE DOLLAR AMOUNT
OF COMMISSIONS PD TO BCI

BARON ASSET FUND                                  29.21%           66.03%         44.31%
BARON GROWTH FUND                                 23.60%           47.08%         49.88%
BARON SMALL CAP FUND                              15.63%           32.84%         36.07%
BARON iOPPORTUNITY FUND                           23.08%           42.52%         57.92%
BARON FIFTH AVENUE GROWTH FUND**                  45.13%           85.16%


% OF AGGREGATE  DOLLAR AMOUNT
OF TRANSACTIONS INVOLVING
PAYMENT OF COMMISSIONS TO BCI

BARON ASSET FUND                                  51.27%           71.34%         52.17%
BARON GROWTH FUND                                 46.69%           49.44%         69.16%
BARON SMALL CAP FUND                              28.39%           37.16%         34.50%
BARON iOPPORTUNITY FUND                           46.52%           48.52%         61.35%
Baron Fifth Avenue Growth Fund**                  68.35%           88.42%

                                      -25-



% OF TOTAL TRANSACTIONS (PRINCIPAL & Agency)
Where BCI Acted as Broker

BARON ASSET FUND                                  48.81%           70.49%         51.62%
BARON GROWTH FUND                                 43.95%           47.17%         63.53%
BARON SMALL CAP FUND                              26.53%           35.19%         33.01%
BARON iOPPORTUNITY FUND                           42.05%           45.44%         59.41%
Baron Fifth Avenue Growth Fund**                  66.98%           87.81%

------------
** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004.


Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and other services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and other services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and other services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds for investment accounts managed by BCM and BAMCO are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.



DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital, an affiliate of the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").


DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution or service fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. Due to the possible continuing nature of Rule 12b-1 payments, long- term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make the Funds' shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The Excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser of their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide recordkeeping and administrative services and other services to retirement plan participants; and banks broker-dealers, insurance companies, and other service providers which provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub- transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund's Transfer Agent.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all external fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (I) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended September 30, 2005, BARON ASSET FUND paid distribution fees to the Distributor of $6,020,605 (an additional $1,968,024 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $10,999,392 (an additional $4,607,847 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON SMALL CAP FUND paid distribution fees to the Distributor of $6,100,430 (an additional $1,577,788 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON iOPPORTUNITY FUND paid distribution fees to the Distributor of $365,979 (an additional $86,936 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON FIFTH AVENUE GROWTH FUND paid distribution fees to the Distributor of $172,092 (an additional $84,278 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

COMPENSATION TABLE
------------------

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended September 30, 2005:

===================================================================================================================================
                                             Net Underwriting         Compensation on
                                              Discounts and           Redemptions and           Brokerage               Other
Series                                         Commissions              Repurchases            Commissions          Compensation*
===================================================================================================================================
Baron Asset Fund                                    $0                       $0                 $168,087              $ 6,020,605
-----------------------------------------------------------------------------------------------------------------------------------
Baron Growth Fund                                   $0                       $0                 $578,158              $10,999,392
-----------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Fund                                $0                       $0                 $439,790              $ 6,100,430
-----------------------------------------------------------------------------------------------------------------------------------
Baron iOpportunity Fund                             $0                       $0                 $ 98,717              $   365,979
-----------------------------------------------------------------------------------------------------------------------------------
Baron Fifth Avenue Growth Fund**                    $0                       $0                 $ 32,660              $   172,092
===================================================================================================================================

*    Fees received pursuant to Distribution Plan.

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (I) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Funds' Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds' shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.


CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, One Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.



REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transactions and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund



NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.

TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (I) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.



ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON INVESTMENT FUNDS TRUST (formerly known as BARON ASSET FUND) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



OTHER INFORMATION
-----------------

REGISTERED PUBLIC ACCOUNTANTS
-----------------------------

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Funds.


LEGAL PROCEEDINGS
-----------------

Two individual plaintiffs have a filed a class action complaint, captioned Mintz and Spear v. Ronald Baron, et al., 05 CV 4904, on behalf of shareholders of BARON GROWTH FUND and BARON SMALL CAP FUND (the "Funds") (the "Lawsuit"). The Complaint, pending in the United States District Court for the Southern District of New York, names multiple individual and entity defendants, including trustees of the Funds, Baron Capital, Inc. and BAMCO, Inc. Plaintiffs allege that defendants permitted the Funds to overcharge their shareholders for marketing and distribution related expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Lawsuit is at an early procedural stage. BAMCO believes the Lawsuit is without merit and intends to defend it vigorously.


CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:
                                   n
                             P(1+T)  = ERV
     Where:           P  = a hypothetical initial payment of $1,000
                      T  = average annual total return
                      n
                         = number of years

                     ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions ) is computed as follows:

                                              n
                                ATV  = P (1+T)
                                   D

       Where:   P  = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on distriubtions) n =
                     number of years
              ATV  = ending redeemable value of a hypothetical $1,000 investment
                 D
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:
                                              n
                               ATV   = P (1+T)
                                  DR

    Where:      P  = a hypothetical initial payment of $1,000
                T  = average annual total return (after taxes on distributions and redemption)
                n
                   = number of years
             ATV   = ending redeemable value of a hypothetical $1,000 investment
                DR
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2004, for BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND has been:


                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE     CUMULATIVE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    SINCE        SINCE
                                         1 YEAR         5 YEAR        5 YEAR        10 YEAR     10 YEAR      INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
BARON ASSET FUND
(INCEPTION DATE:  06/11/87)

Return before taxes                       25.21%          3.13%        16.64%         9.73%         152.97%       13.16%    861.35%

Return after taxes on
distributions                             24.13%          2.12%        11.04%         9.18%         140.62%       12.39%    748.16%

Return after taxes on
distributions & sale of Fund
shares                                    17.54%          2.30%        11.91%         8.45%         125.04%       11.72%    660.11%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%         9.37%         145.00%        9.69%    443.59%

Russell 2500 (reflects no
deductions for fees, expenses or
taxes)                                    21.29%          7.94%        46.51%        11.63%         200.52%       11.60%    645.66%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%         9.47%         147.16%       10.56%    527.86%
-----------------------------------------------------------------------------------------------------------------------------------
BARON GROWTH FUND
(INCEPTION DATE: 12/31/94)

Return before taxes                       18.09%         10.96%        68.19%        14.97%         303.46%       18.06%    495.91%

Return after taxes on
distributions                             18.09%         10.21%        62.59%        14.31%         281.09%       17.44%    462.85%

Return afer taxes on distributions
& sale of Fund shares                     11.76%          9.16%        55.03%        13.19%         245.07%       16.20%    402.52%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%         9.37%         145.00%       11.03%    208.03%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%         9.47%         147.16%       11.45%    220.68%
-----------------------------------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
(INCEPTION DATE: 09/30/97)

Return before taxes                       23.56%          9.27%        55.78%                                     12.14%    150.03%

Return after taxes on
distributions                             23.08%          8.95%        53.54%                                     11.93%    146.43%


                                      -33-

                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE     CUMULATIVE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    SINCE        SINCE
                                         1 YEAR         5 YEAR        5 YEAR        10 YEAR     10 YEAR      INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Return after taxes on
distributions & sale of Fund
shares                                    15.86%          7.93%        46.47%                                     10.73%    126.01%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%                                      6.26%     62.60%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%                                      4.87%     46.27%
-----------------------------------------------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND
(INCEPTION DATE: 02/29/00)

Return before taxes                       20.84%          0.97%         4.94%                                     -1.50%     -8.07%

Return after taxes on
distributions                             20.84%          0.94%         4.79%                                     -1.52%     -8.20%

Return after taxes on
distributions & sale of Fund
shares                                    13.55%          0.81%         4.10%                                     -1.28%     -6.95%

Nasdaq Composite (reflects no
deductions for fees, expenses or
taxes)                                    13.44%        -10.14%       -41.42%                                    -13.05%    -54.19%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%                                     -0.34%     -1.91%
-----------------------------------------------------------------------------------------------------------------------------------
BARON FIFTH AVENUE
GROWTH FUND
(INCEPTION DATE: 04/30/04)

Return before taxes                       16.89%                                                                  10.77%     15.60%

Return after taxes on
distributions                             16.89%                                                                  10.77%     15.60%

Return after taxes on
distributions & sale of Fund
shares                                    10.98%                                                                   9.19%     13.26%

Nasdaq Composite (reflects no
deductions for fees, expenses or
taxes)                                    14.25%                                                                  10.95%     15.85%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%                                                                   9.55%     13.80%
-----------------------------------------------------------------------------------------------------------------------------------

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.


FINANCIAL STATEMENTS
--------------------

The Funds' financial statements for the year ended September 30, 2005, appearing in the 2005Annual Report to Shareholders and the report thereon of
PricewaterhouseCoopers LLP, registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                          BARON INVESTMENT FUNDS TRUST

                            PART C. OTHER INFORMATION


Item 23.  EXHIBITS
          --------

          a.   Declaration of Trust dated February 19, 1987.*
          b.   By-laws dated February 19, 1987.*
          c. Specimen Share Certificates representing shares of beneficial interest of $.01 par value.*
          d. (1) Investment Advisory Agreement between BARON ASSET FUND and BAMCO, Inc.*
               (2) Investment Advisory Agreement between BARON GROWTH FUND and BAMCO, Inc.*
               (3) Investment Advisory Agreement between BARON SMALL CAP FUND and BAMCO, Inc.*
               (4) Investment Advisory Agreement between Baron iOpportunity Fund and BAMCO, Inc.*
               (5) Investment Advisory Agreement between Baron Fifth Avenue Fund and BAMCO, Inc.
          e.   Distribution Agreement with Baron Capital, Inc.*
          f.   Inapplicable.
          g.   (1) Custodian Agreement with The Bank of New York.*
               (2)  Fee Schedule for Exhibit 8(a).*
          h.   Inapplicable.
          i. Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).*
          j.   Consent of Independent Certified Public Accountants.^
          k.   Inapplicable.
          l. Letter agreement between the Registrant and the Purchaser of the Initial Shares.*
          m.   Distribution Plan pursuant to Rule 12b-1.*
          n.   Rule 18f-3Plan.*
          o.   Inapplicable.
          p.   Code of Ethics.*


     *    Previously filed.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

     Ronald Baron

               controls :     Baron Capital Group, Inc.

      which owns 100% of:     Baron Capital, Inc.
                              BAMCO, Inc.
                              Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25.  INDEMNIFICATION
          ---------------

Article IV of Registrant's Declaration of Trust states as follows:

     Section  4.1. No Personal  Liability  of  Shareholders,  Trustees,  Etc.
     ------------------------------------------------------------------------
     No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2. Non-Liability of Trustees, Etc.
     -------------------------------------------
     No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3. Mandatory Indemnification.
     --------------------------------------
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non- interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
          Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


Item 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER
         ---------------------------------------------------

The  business  and  other   connections  of  BAMCO,  Inc.  is  summarized  under
"Management of the Fund" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS
         ----------------------

     (a)  Baron Capital Funds Trust
          Baron Select Funds

     (b)

       (1)                      (2)                  (3)
                            POSITIONS AND         POSITIONS AND
NAME AND PRINCIPAL          OFFICES WITH          OFFICES WITH
BUSINESS ADDRESS            UNDERWRITER           REGISTRANT
---------------------       -------------------   ------------------------

Ronald Baron                Director,             Trustee,
767 Fifth Avenue            Chairman, CEO         President, CEO, CIO
 New York, N.Y. 10153       and CIO               and Portfolio Manager

Clifford Greenberg          Director and Senior   Senior Vice President
767 Fifth Avenue            Vice President        and Portfolio Manager
New York, N.Y. 10153

David Kaplan                Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Matt Kelly                  Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Linda S. Martinson          Secretary, Vice       Trustee, Vice
767 Fifth Avenue            President and         President,General Counsel and
New York, N.Y. 10153        General Counsel       Secretary

Andrew Peck                 Vice President        Vice President and
767 Fifth Avenue                                  Co-Portfolio Manager
New York, N.Y. 10153

Susan Robbins               Director, Vice        Vice President
767 Fifth Avenue            President and Senior
New York, N.Y. 10153        Analyst

Mitchell J. Rubin           Vice President and    Vice President and
767 Fifth Avenue            Senior Analyst        Portfolio Manager
New York, N.Y. 10153

Morty Schaja                Director, President   Trustee, Executive Vice
767 Fifth Avenue            and COO               President and COO
New York, N.Y. 10153

David Schneider             Vice President        None
767 Fifth Avenue
New York, N.Y. 10153

Peggy Wong                  Vice President        Treasurer and CFO
767 Fifth Avenue            Treasurer and CFO
New York, N.Y. 10153

    (c) Inapplicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105 and of the Registrant's custodian are maintained by The Bank of New York, One Wall Street, New York, N.Y. 10286.

Item 29. MANAGEMENT SERVICES
         -------------------

Inapplicable.


Item 30. UNDERTAKINGS
         ------------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES
                                    ----------

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this post-effective amendment No. 30 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 27th day of January, 2006.

                                    BARON INVESTMENT FUNDS TRUST



                                    By: /s/ Ronald Baron
                                        ----------------
                                            Ronald Baron, President and CEO


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 31 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                     TITLE                           DATE
----------                     -----                           ----

/s/ Ronald Baron               President, CEO                  January 27, 2006
----------------               & Trustee
    Ronald Baron


/*s/ Steven B. Dodge           Trustee                         January 27, 2006
--------------------
     Steven B. Dodge


/*s/ Norman S. Edelcup         Trustee                         January 27, 2006
---------------------
     Norman S. Edelcup


/*s/ David I. Fuente           Trustee                         January 27, 2006
--------------------
     David I. Fuente


/s/ Cliff Greenberg            Senior Vice President           January 27, 2006
-------------------
    Cliff Greenberg


/s/ Linda S. Martinson         Secretary, General Counsel      January 27, 2006
---------------------          Vice President & Trustee
    Linda S. Martinson


/*s/ Charles N. Mathewson      Chairman & Trustee              January 27, 2006
-------------------------
     Charles N. Mathewson

/*s/ Harold Milner             Trustee                         January 27, 2006
------------------
     Harold Milner


/*s/ Raymond Noveck            Trustee                         January 27, 2006
------------------
     Raymond Noveck


/s/ Andrew Peck                Vice President                  January 27, 2006
---------------
    Andrew Peck


/s/ Susan Robbins              Vice President                  Janaury 27, 2006
-----------------
    Susan Robbins


/s/ Mitchell Rubin             Vice President                  January 27, 2006
------------------
    Mitchell Rubin


/s/ Morty Schaja               Executive Vice President,       January 27, 2006
----------------               Chief Operating
    Morty Schaja               Officer and Trustee


/*s/ David A. Silverman        Trustee                         January 27, 2006
-----------------------
     David A. Silverman


/s/ Peggy Wong                 Treasurer (Principal            January 27, 2006
-------------                  Financial & Accounting
    Peggy Wong                 Officer)


/s/ Alex Yemenidjian           Trustee                         January 27, 2006
-------------
    Alex Yemenidjian










*By: /s/ Linda S. Martinson
    -----------------------
         Linda S. Martinson
         Attorney-in-fact pursuant to a power of attorney previously filed.

Dated:  January 27, 2006